UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

November 13, 2007

NEVADA GOLD & CASINOS, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-15517	88-0142032
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3040 Post Oak Blvd., Suite 675 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

(713) 621-2245
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Nevada Gold & Casinos, Inc. (the “Company”) announced today that it had entered into agreements to (i) restructure, partially repay and extend the maturity date on its $55 million credit facility with its senior lender, (ii) sell its 43% interest in Isle of Capri Black Hawk, LLC to Isle of Capri Casinos, Inc. for $64.6 million and (iii) acquire the Horizon Casino and Hotel in Vicksburg, Mississippi from an affiliate of Tropicana Entertainment, L.L.C. for approximately $35 million.

Debt Restructuring

Pursuant to the agreement regarding its credit facility and as a result of an agreement by the Company to sell its interest in the Isle of Capri Black Hawk, the Company will pay down approximately $39 million of its credit facility from proceeds of the Isle of Capri sale. The sale of the Company’s interest in Isle of Capri Black Hawk is subject to shareholder approval.

An additional $13 million of the Isle of Capri sale proceeds will be placed in an investment fund for use by the Company for future acquisitions. The agreement with the senior lender extends the terms of the credit facility to June 30, 2010.

As part of the debt restructuring, the Company issued a $2 million promissory note (the “Note”) to its senior lender and, as security for the repayment of the Note, the Company pledged the interest of a wholly owned subsidiary which owns approximately 260 acres of land located in Gilpin County, Colorado as well as proceeds from certain notes receivable between the Company and Clay County Holdings, Inc.

The following documents are incorporated by reference herein:

Agreement Regarding Use of Proceeds of IC-BH Sale dated November 13, 2007 as Exhibit 10.1;

Amendment dated November 13, 2007 to the January 2006 Security Agreement as Exhibit 10.2;

Agreement Regarding Use of Proceeds from RCI/CCH Notes Receivable dated November 13, 2007 as Exhibit 10.3; and

A copy of the Promissory Note issued by the Company to its senior lender dated November 13, 2007 as Exhibit 10.4.

Sale of Interest in Isle of Capri Black Hawk, LLC

The Company’s wholly owned subsidiary, Black Hawk Gold, Ltd., (“Black Hawk”), entered into an agreement (the “IC-BH Sale Agreement”) for the sale of its 43% interest in Isle of Capri Black Hawk, LLC (“IC-BH”) which owns Isle of Capri Black Hawk Casino and Colorado Central Station in Black Hawk, Colorado.

Under the terms of the IC-BH Sale Agreement, Casino America of Colorado, Inc. (the “Purchaser”), a wholly owned subsidiary of Isle of Capri, Inc. (“Isle of Capri”) and the owner of the remaining 57% interest in IC-BH, will pay to Black Hawk $64.6 million of which $2 million was paid upon the execution of the IC-BH Agreement with the balance to be paid at closing.

If the sale of the Black Hawk’s interest is not consummated (i) due to the failure to obtain the consent of the Company’s stockholders, (ii) because the Company’s board of directors has endorsed an unsolicited alternative proposal or (iii) by April 1, 2008 (due to no fault of the Purchaser), Black Hawk will be required to pay a break-up fee in the amount of $700,000. Further, if Black Hawk sells its interest to another party within 24 months of the termination of the IC-BH Sale Agreement, an additional fee in the amount of $1,100,000 will be payable to the Purchaser.

The obligations of Black Hawk under the IC-BH Agreement are guaranteed by the Company, and the obligations of the Purchaser are guaranteed by Isle of Capri.

A copy of the IC-BH Sale Agreement is incorporated herein by reference as Exhibit 10.5.

Acquisition of the Vicksburg Horizon Casino and Hotel in Vicksburg, Mississippi

A wholly owned subsidiary, Nevada Gold Vicksburg, LLC (“NG Vicksburg”), entered into an agreement to purchase the Vicksburg Horizon Casino and Hotel in Vicksburg, Mississippi (the “Casino”) from Columbia Properties Vicksburg, LLC (“CPV”) for $35 million.

Under the terms of the acquisition agreement, NG Vicksburg paid a $2 million deposit upon execution of the agreement. The balance of the purchase price, subject to adjustments as provided in the acquisition agreement, will be paid upon closing.

The purchase is subject to NG Vicksburg securing a gaming license from the Mississippi Gaming Commission to own and operate the Casino and entering into an assignment and assumption of the Master Agreement with the City of Vicksburg. The closing shall occur on or before the third business day after NG Vicksburg obtains a gaming license in the State of Mississippi. If the closing does not occur by August 31, 2008 as a result of the ongoing gaming license approval process, the date for the closing shall be extended to November 30, 2008.

A copy of the acquisition agreement is incorporated herein by reference as Exhibit 10.6.

Item 9.01.   Financial Statements and Exhibits

(c)	Exhibits. The following exhibits are furnished as part of this current Report on Form 8-K:
10.1	Agreement Regarding Use of Proceeds of IC-BH Sale dated November 13, 2007
10.2	Amendment dated November 13, 2007 to the January 2006 Security Agreement
10.3	Agreement Regarding Use of Proceeds from RCI/CCH Notes Receivable dated November 13, 2007
10.4	Promissory Note issued by the Company to the senior lender dated November 13, 2007
10.5	Unit Purchase Agreement by and among Nevada Gold & Casinos, Inc., Black Hawk Gold, Ltd., Casino America of Colorado, Inc. and Isle of Capri Casinos, Inc. dated November 13, 2007
10.6	Agreement of Sale between Columbia Properties Vicksburg, LLC and Nevada Gold Vicksburg, LLC dated November 13, 2007
99.1	Press Release regarding the debt restructuring dated November 13, 2007
99.2	Press Release regarding the sale of Nevada Gold & Casinos, Inc.’s interest in Isle of Capri-Black Hawk, LLC dated November 13, 2007
99.3	Press Release regarding the acquisition of the Horizon Casino and Hotel in Vicksburg, Mississippi dated November 13, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned who is duly authorized.

NEVADA GOLD & CASINOS, INC.

Date: November 13, 2007	By:	/s/ James J. Kohn
James J. Kohn
Chief Financial Officer

INDEX TO EXHIBITS

Item	Exhibit
10.1	Agreement Regarding Use of Proceeds of IC-BH Sale dated November 13, 2007
10.2	Amendment dated November 13, 2007 to the January 2006 Security Agreement
10.3	Agreement Regarding Use of Proceeds from RCI/CCH Notes Receivable dated November 13, 2007
10.4	Promissory Note issued by the Company to the senior lender dated November 13, 2007
10.5	Unit Purchase Agreement by and among Nevada Gold & Casinos, Inc., Black Hawk Gold, Ltd., Casino America of Colorado, Inc. and Isle of Capri Casinos, Inc. dated November 13, 2007
10.6	Agreement of Sale between Columbia Properties Vicksburg, LLC and Nevada Gold Vicksburg, LLC dated November 13, 2007
99.1	Press Release regarding the debt restructuring dated November 13, 2007
99.2	Press Release regarding the sale of Nevada Gold & Casinos, Inc.’s interest in Isle of Capri-Black Hawk, LLC dated November 13, 2007
99.3	Press Release regarding the acquisition of the Horizon Casino and Hotel in Vicksburg, Mississippi dated November 13, 2007